Rule 497(e)

File Nos. 333-144503

and 811-22091

Executive Benefit VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

offered by Great-West Life & Annuity Insurance Company of New York

in connection with its COLI VUL-2 Series Account

Supplement dated April 2, 2014 to the

May 1, 2013 Prospectus

Please note the following changes to your Prospectus.

Effective May 1, 2014, the Divisions investing in the following Funds will be closed to new investors:

Columbia Variable Portfolio – Small Cap Value Fund

Putnam VT Global Health Care Fund

“Closed to new investors” means investors who do not already have amounts invested in the Divisions may not allocate any amounts (either through policy transfer or additional premium) to those Divisions after May 1, 2014.

As always, the availability of any Division as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion or substitution of investments.

The following paragraph is added to the section “The Investment Options and Funds” on page 15 of the Prospectus.

“Effective May 1, 2014, the Divisions investing in the following Funds were closed to new owners: Columbia Variable Portfolio – Small Cap Value Fund (Class 1 Shares) and Putnam VT Global Health Care Fund (Class IA Shares). Owners with amounts invested in these Funds as of May 1, 2014, may continue to allocate premium payments and Transfer amounts into and out of these Divisions.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2013.

Please keep this Supplement for future reference.